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                                                                     Exhibit 2.2


NUMBER                        [LOGO]DOMINION HOMES                        SHARES
DH
                INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

                                                               CUSIP 257386 10 2
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT






is the registered holder of

 FULLY PAID AND NONASSESSABLE SHARES WITHOUT PAR VALUE OF THE COMMON SHARES OF
                              DOMINION HOMES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
     This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation and all certificates amendatory thereof (copies of which are on file with the Transfer Agent), to all of which the holder, by the acceptance hereof, assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed in facsimile by its duly authorized officers and the facsimile seal of the Corporation to be affixed hereto.

COUNTERSIGNED AND REGISTERED:
    REGISTRAR AND TRANSFER COMPANY
        (CRANFORD, NJ)        TRANSFER AGENT
                               AND REGISTRAR

BY

                           AUTHORIZED SIGNER


Dated:

                                DOMINION HOMES, INC.
                                      CORPORATE
/s/ ROBERT A. MEYER, JR.               [SEAL]              /s/ DOUGLAS A. BORROR
                SECRETARY                                      CHAIRMAN OF THE BOARD AND
                                                                 CHIEF EXECUTIVE OFFICER

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                              DOMINION HOMES, INC.

     THE CORPORATION WILL MAIL TO THE RECORD HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT OF WRITTEN REQUEST THEREFOR, A COPY OF THE EXPRESS TERMS OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND OF THE OTHER CLASSES AND SERIES OF SHARES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM    - as tenants in common                UNIF GIFT MIN ACT - ____________ Custodian ___________
     TEN ENT    - as tenants by the entireties                               (Cust)                (Minor)
     JT TENWROS - as joint tenants with right of                         Under Uniform Gifts to Minors Act
                  survivorship and not as tenants                        ___________________________________
                  in common                                                            (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby  sell assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_____________________________

________________________________________________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

______________________________________________________ OF THE SHARES REPRESENTED
BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

Dated _____________________

                        ________________________________________________________
                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                        THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE,
                        IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

_______________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.